EXHIBIT A

SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

Exhibit 10.1

THIRD AMENDMENT TO
SENIOR CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SENIOR CREDIT AGREEMENT, dated effective as of April 8, 2016 (the "Third Amendment"), is made and entered into between and among UNIT CORPORATION, SUPERIOR PIPELINE COMPANY, L.L.C., UNIT DRILLING COMPANY, UNIT PETROLEUM COMPANY, SUPERIOR PIPELINE TEXAS, L.L.C., and SUPERIOR APPALACHIAN PIPELINE, L.L.C. (collectively, the "Borrowers"), the Lenders signatory parties to this Third Amendment (individually a "Lender" and collectively, the "Lenders") and BOKF, NA dba Bank of Oklahoma, as administrative agent for the Lenders now or hereafter signatory parties thereto (the "Administrative Agent").
RECITALS:
A.    The Borrowers, the Lenders signatory thereto and the Administrative Agent entered into that certain Senior Credit Agreement dated as of September 13, 2011, as amended by that certain First Amendment and Consent to Senior Credit Agreement dated as of September 5, 2012 and as further amended by that certain Second Amendment and Consent to Senior Credit Agreement dated as of April 10, 2015 (collectively, the "Existing Credit Agreement"), under which the Lenders severally established certain Commitments set forth on the Lenders Schedule annexed as Schedule 2 to the Existing Credit Agreement until the Facility Termination Date, subject to the Maximum Credit Amount and the Borrowing Base.
B.    Borrowers have requested and the Required Lenders have agreed to amend certain provisions of the Existing Credit Agreement all as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Third Amendment, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:
1.    Pricing Schedule. Schedule 1 annexed to the Existing Credit Agreement is deleted and replaced in its entirety by the revised Schedule 1 annexed to this Third Amendment.
2.    Lenders Schedule. Schedule 2 annexed to the Existing Credit Agreement is deleted and replaced in its entirety by the revised Schedule 2 annexed to this Third Amendment with each Lender having the Commitment set forth opposite such Lender's name on the replacement Schedule 2.
3.    Reduction of the Total Commitment and Maximum Credit Amount. Borrowers, Lenders and Administrative Agent agree, stipulate and confirm that effective as of the date of this Third Amendment (i) the Total Commitment is hereby reduced from “$500,000,000” to "$475,000,000" and (ii) the Maximum Credit Amount is hereby reduced from “$900,000,000” to “$875,000,000”, and from and after the date of this Third Amendment all references in Section 2.1 of the Existing Credit Agreement and elsewhere in the Existing Credit Agreement or any other Loan Document to a Total Commitment and a Maximum Credit Amount shall, for all purposes, mean and refer to a Total Commitment of "$475,000,000" and a Maximum Credit Amount of “$875,000,000”.
4.    Borrowing Base. From and after the effective date of this Third Amendment, the reference in Section 2.6.1 of the Existing Credit Agreement to a Borrowing Base of "$550,000,000" is deleted and replaced with a reference to the Borrowing Base of "$475,000,000" until the next scheduled Determination Date (i.e., October 1, 2016). Borrowers, Lenders and Administrative Agent agree, stipulate and confirm that the Borrowing Base, as, from and after the effective date of this Third Amendment, will be $475,000,000 until such next scheduled Determination Date. The parties acknowledge and agree that the redetermination of the Borrowing Base as provided in this Section 4 of the Third Amendment shall constitute the April 1, 2016 scheduled redetermination of the Borrowing Base under the Existing Credit Agreement.
5.    Additional Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Anti-Corruption Laws” mean, collectively, the FCPA, the UK Bribery Act of 2010, and all other legal requirements and guidelines of any jurisdiction applicable to any Credit Party from time to time concerning or relating to bribery or corruption.
“Anti-Money Laundering Laws” mean, collectively, all applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar legal requirements or guidelines, which in each case are issued, administered or enforced by any Governmental Authority having jurisdiction over any Credit Party.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Equity Interest” and “Equity Interests” mean, individually or collectively as the context requires, shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time
“FCPA” means The United States Foreign Corrupt Practices Act of 1977 (Pub. L. No. 95 213, §§101 104), as amended or replaced.
“Mortgage” means each mortgage, deed of trust or any other document creating and evidencing a Lien on real or immovable Property and other Property (including any Oil and Gas Property that constitutes real property) in favor of the Administrative Agent (on behalf of the Lenders), which shall be in a form reasonably satisfactory to the Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time in accordance with the Loan Documents.
“Pledge Agreement” means that certain Pledge Agreement executed and delivered by Unit effective as of the date of the Third Amendment.
“Ratings Requirement” means Unit’s unsecured corporate rating is (i) BBB- or better with respect to any rating issued by S&P (without negative outlook or negative watch), or (ii) Baa3 or better with respect to any rating issued by Moody’s (without negative outlook or negative watch), provided, if Unit only satisfies one of the ratings set forth above, Unit shall still be deemed to have satisfied the Ratings Requirement so long as Unit satisfies one of the two ratings above and has an unsecured corporate rating of at least (x) BB+ with respect to S&P (without negative outlook or negative watch), if Unit otherwise satisfies the rating set forth in clause (ii) above and (y) Ba1 with respect to Moody’s (without negative outlook or negative watch), if Unit otherwise satisfies the rating set forth in clause (i) above.
“Sanctions” means, collectively, economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) any U.S. Governmental Authority, including, without limitation, those administered by the OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom; in each such case, as amended, supplemented or substituted from time to time.
“Security Instruments” mean the Pledge Agreement, each Mortgage and all other agreements, instruments, consents and certificates now or hereafter executed and delivered by any Credit Party or other Person as security for the payment or performance of the Obligations, as the same may be amended, modified, restated or replaced from time to time.

“Senior Indebtedness” means, with respect to the Borrowers on a consolidated basis, the sum equal to (a) the principal amount of all outstanding Loans and (b) all Material Indebtedness that is secured by a Lien, excluding any Subordinated Debt or Indebtedness permitted under Section 7.2(v).
“Subordinated Debt” means (i) the Existing Subordinated Notes and (ii) all other Indebtedness which is contractually subordinated in right of payment, collection, enforcement and lien rights to the prior payment in full of the Obligations on terms satisfactory to Administrative Agent, and includes Indebtedness in the form of subordinated convertible debentures or subordinated promissory notes.
“Third Amendment” means the Third Amendment to Senior Credit Agreement dated April 8, 2016 among the Borrowers, the Administrative Agent and the Lenders party thereto.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
6.    Amendment and Restatement of Definitions. The definitions of “Capitalized Lease Obligations”, “Consolidated EBITDA”, “Consolidated Net Income”, “Defaulting Lender”, and “Loan Documents”, respectively, contained in Section 1.1 of the Existing Credit Agreement are hereby amended and restated to read in full as follows:
“Capitalized Lease Obligations” of a Person means the amount of the obligation of that Person under Capitalized Leases which would be shown as a liability on that Persons balance sheet prepared in accordance with GAAP; provided that (i) any lease that was treated as an operating lease under GAAP at the time it was entered into that later becomes a Capital Lease as a result of a change in GAAP during the life of such lease, including any renewals, and (ii) any lease entered into after the date of the Third Amendment that would have been considered an operating lease under the provisions of GAAP, in each case, shall be treated as an operating lease for all purposes under the Third Amendment, provided further, in no event shall the aggregate amount of the obligations under operating leases and/or leases addressed in clauses (i) and (ii) above exceed $25,000,000.00.

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for income and income based taxes paid or accrued, (c) depreciation, depletion, and amortization, all calculated on a consolidated basis, (d) non-cash expenses of the Borrowers and their Subsidiaries associated with stock-based plans reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (e) any net loss reducing Consolidated Net Income in connection with any disposition of assets, (f) any extraordinary, unusual or non-cash expenses or losses of Borrowers and their Subsidiaries reducing Consolidated Net Income which do not represent a cash item in such period or any future period, and (g) all other non-cash charges, minus all non-cash income, added to Consolidated Net Income.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Borrowers and their Subsidiaries calculated on a consolidated basis for such period; but there will not be included in Consolidated Net Income (to the extent it otherwise would be included) any of the following: (a) any after tax extraordinary gain or loss, along with any provisions for taxes on such gain or loss and all related fees and expenses; (b) the cumulative effect of a change in accounting principles; (c) any asset impairment write-downs on Oil and Gas Properties under GAAP or SEC guidelines; (d) any consolidated impairment charges recorded in connection with the application of ASC 350 "Goodwill and Other Intangibles;" (e) any unrealized non-cash gains or losses on charges in respect of Rate Management Obligations or hedging obligations (including those resulting from the application of ASC 815); (f) income or loss attributable to discontinued operations (including operations disposed of during such period whether or not such operations were classified as discontinued), (g) all deferred financing costs written off, and premiums paid, in connection with any early extinguishment of Indebtedness, (h) non-cash expenses of the Borrowers and their Subsidiaries associated with stock-based plans reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and (i) any other non-cash charges; and provided further that if the Borrowers and their Subsidiaries shall acquire or dispose of any Property during such period, then Consolidated Net Income shall be calculated after giving the pro forma effect to such acquisition or disposition in accordance with GAAP approved by the Administrative Agent, as if such acquisition or disposition had occurred on the first day of such period.

“Defaulting Lender” is amended by: (i) deleting the word “or” located immediately before clause (e) as heretofore set forth therein; (ii) deleting the period at the end of clause (e) as heretofore set forth therein and replacing same with a comma; and (iii) adding the following immediately thereafter: “; or (f) that has, or that has a direct or indirect parent company that has, become the subject of a Bail-In Action.”

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the LC Applications, the Notes, the Letters of Credit, each Subsidiary Guaranty, the Security Instruments and each compliance certificate, Borrowing Notice, and Conversion/Continuation Notice executed by Borrowers pursuant to this Agreement.

7.    Addition of New Section 5.22 to the Existing Credit Agreement. A new Section 5.22 (EEA Financial Institutions) is hereby added to the Existing Credit Agreement as follows:
“5.22    EEA Financial Institutions. No Credit Party is an EEA Financial Institution.”
8.    Amendment to Section 6.10 to the Existing Credit Agreement. Section 6.10 (Compliance with OFAC Rules and Regulations) of the Existing Credit Agreement is hereby amended by adding the following new subsections immediately after subsection 6.01(b) as follows:
“(c)    No Credit Party has heretofore or will hereafter knowingly become associated with or act on behalf of any Person that: (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) offered, paid, given, promised to pay, authorized the payment of, or taken any action in furtherance of the payment of anything of value directly or indirectly to a Government Authority or any other Person to improperly influence the recipient’s action or otherwise to obtain or retain business or to secure an improper business advantage; or (iii) violated or is in violation of any provision of any Anti-Corruption Law.
(d)     Each Credit Party has implemented and maintains in effect policies and procedures designed to promote compliance by such Credit Party and its respective directors, officers and employees with Anti-Money Laundering Laws, Anti-Corruption Laws and applicable Sanctions, and each Credit Party and their respective officers and employees and, to the knowledge of each such Loan Party, its directors, are in compliance with all Anti-Money Laundering Laws, Anti-Corruption Laws and all applicable Sanctions in all material respects. No Advance, other borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement or the other Loan Documents will violate any Anti-Money Laundering Laws, any Anti-Corruption Laws, or any applicable Sanctions.”
9.    Addition of New Section 6.11 to the Existing Credit Agreement. A new Section 6.11 (Pledged Collateral) is hereby added to the Existing Credit Agreement as follows:
“6.11    Pledged Collateral.

(a)
Subject to clause (c) below, the applicable Borrowers shall execute and deliver to the Administrative Agent as additional security for the Obligations (and, if necessary, shall cause any Subsidiary and each other applicable Person that is Affiliated with any Person comprising the Borrowers and any Subsidiary, as applicable, to execute and deliver to Administrative Agent), the following additional Loan Documents and any related information and materials, and Borrowers shall pay all costs and expenses in connection with Administrative Agent negotiation, enforcement, amendment, administration, filing and recording any such Security Instrument (including, without limitation, any mortgage or intangible tax) and reviewing and evaluating any such related information and materials:

(i)one or more Mortgages encumbering Oil and Gas Properties of the Credit Parties and granting the Administrative Agent (on behalf of the Lenders) a first-priority Lien interest (subject only to Permitted Encumbrances) therein such that after giving effect thereto, the mortgaged Oil and Gas Properties will represent at least 85% of the proved developed producing (discounted at present worth at 8% (“PDP PW8”) total value of the Oil and Gas Properties evaluated in the most recently completed reserve report or engineering report (as applicable) after giving effect to exploration and production activities, acquisitions, dispositions and production, all as determined by Administrative Agent in accordance with Administrative Agent’s then-current practices, economic and pricing parameters, methodology, assumptions, and prudent oil and gas banking industry standards established by Administrative Agent from time to time for its petroleum industry customers. All such Liens will be created and perfected by and in accordance with the provisions of the Mortgages and UCC financing statements, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficiently executed (and acknowledged where necessary or appropriate) counterparts for recording purposes with accurate and complete legal descriptions (which instruments

Administrative Agent shall then cause to be recorded, at Borrowers’ cost, in all applicable jurisdictions as determined by Administrative Agent);

(ii) all documents, if any, required by the applicable jurisdictions for filing in connection with the recording of any such Oil and Gas Properties Mortgage(s);

(iii) all title information and materials respecting the Oil and Gas Properties that will be encumbered by such Mortgage(s). Borrowers shall at all times, promptly following Administrative Agent’s request, provide Administrative Agent title opinions, assurances or such other reasonable title information and data requested by and/or reasonably acceptable to Administrative Agent to the extent related to the Oil and Gas Properties and covering enough of the Oil and Gas Properties so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 85% of the PDP PW8 total value of the Oil and Gas Properties evaluated in the most recently completed reserve report or engineering report (as applicable). Without limitation of any of the foregoing, but in furtherance thereof, a correct, complete and accurate schedule of the Oil and Gas Properties that will be encumbered by such Mortgage(s) is attached to and incorporated into this Third Amendment as Exhibit A hereto; and

(iv) the Pledge Agreement which shall provide the Administrative Agent (on behalf of the Lenders) a first-priority Lien interest in all of the Equity Interests of Superior Pipeline Company, L.L.C.

(b)
Subject to clause (c) below, in connection with each redetermination of the Borrowing Base, the Administrative Agent shall review the reserve report or engineering report (as applicable) and the list of current mortgaged Oil and Gas Properties to ascertain and determine (in accordance with Administrative Agent’s then-current practices, economic and pricing parameters, methodology, assumptions, and prudent oil and gas banking industry standards established by Administrative Agent from time to time for its petroleum industry customers) whether the mortgaged Oil and Gas Properties represent at least 85% of the PDP PW8 total value of the Oil and Gas Properties evaluated in the most recently completed reserve report or engineering report (as applicable). In the event that the mortgaged Oil and Gas Properties do not represent at least 85% of such PDP PW8 total value, then the Borrowers shall, and, if necessary, shall cause the Subsidiaries or any such other Persons to, grant to the Administrative Agent, within thirty (30) days after written request from Administrative Agent as security for the Obligations a first-priority Lien (subject only to Permitted Encumbrances) interest on additional Oil and Gas Properties of the Credit Parties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the mortgaged Oil and Gas Properties will represent at least 85% of such PDP PW8 total value. All such Liens will be created and perfected by and in accordance with the provisions of Mortgages or other Security Instruments, all in form and substance reasonably satisfactory to the

Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

(c)
Notwithstanding the foregoing, the Credit Parties’ obligations under this Section 6.11 shall not apply during any period in which Unit is in compliance with the Ratings Requirement. Borrowers’ shall have the right to request Administrative Agent, at Borrowers’ sole cost and expense, to release and/or terminate any Security Instrument outstanding during any period in which Borrowers are in compliance with the Ratings Requirement and, so long as no Event of Default exists and Borrowers are in compliance with the Ratings Requirement as of the date of such request and as of the effective date of such release and/or termination, Administrative Agent shall record and/or file such termination or otherwise cause such release to occur, provided, in the event at any time from and after such release and/or termination, Borrowers’ fail to satisfy (or remain in compliance with) the Ratings Requirement, Borrowers shall, within thirty (30) days after notice thereof, execute and deliver (or cause to be executed and delivered) all such Security Instruments as are required under clauses (a) and (b) above as security for the Obligations. The rights granted the Credit Parties under this section will be available from time to time to the extent Unit satisfies the Ratings Requirement.

(d)
Any material failure by Borrowers or any other Credit Party or Person to timely perform and comply with the covenants and requirements as set forth in this Section 6.11 shall constitute an Event of Default under Section 10.1 of this Agreement, provided, for purposes hereof, any failure by any Borrower, other Credit Party or other Person to provide all information and materials respecting the Oil and Gas Properties that will be encumbered by such Mortgage(s) (including, without limitation, legal descriptions) or other information necessary for Administrative Agent to properly record the Mortgage(s) within 60 days following the date of the Third Amendment (as such 60 days may be extended by Administrative Agent in its sole discretion) shall constitute a material failure under this Agreement.

10.    Amendment to Section 7.6 to the Existing Credit Agreement. Section 7.6 (Liens) of the Existing Credit Agreement is hereby amended by adding the following at the end thereof:

“(xv) Liens in favor of issuers of surety or performance bonds or letters of credit or bankers’ acceptances issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(xvi) Liens reserved in or exercisable under any lease, license, sublease and sublicense of Property to which any Borrower or any Subsidiary is a lessee (including, without limitation, real property and intellectual property rights) which was entered into in the ordinary course of business and which secures the payment of rent or compliance with the terms of such lease, license, sublease or sublicense; provided, that the rent under such lease, license, sublease and sublicense is not then overdue and such Borrower or such Subsidiary is in material compliance with the terms and conditions thereof;

(xvii) Liens for the purpose of securing the payment of all or a part of the purchase price of, or Capital Lease Obligations or purchase money obligations incurred to finance the acquisition, lease, improvement or construction of or repairs or additions to, Property acquired or constructed in the ordinary course of business, provided that such Liens are only in respect of the Property subject to, and secure only, the respective Capital Lease Obligations or purchase money obligations;

(xviii) Liens arising solely by virtue of any statutory or common law provisions relating to customary banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve Systems of the United States (or any successor entity) and no such deposit account is intended by any Borrower or any of their respective Subsidiaries to provide collateral to the depository institution (other than for the payment of administrative fees and expenses incurred in the ordinary course of business in connection with the maintenance of such deposit account) or any other Person (other than the Lenders or otherwise to secure the Obligations);

(xix) Liens arising from UCC financing statement filings arising out of the Loan Documents or regarding operating leases entered into by the Borrowers and Credit Parties in the ordinary course of business, provided, that such Liens regarding operating leases do not secure Indebtedness of any Borrower or any Subsidiary and do not encumber any Property of any Borrower or any Subsidiary other than the Property that is the subject of such grants and leases and items located thereon;

(xx) Liens on Property at the time Borrowers or Credit Parties acquired the Property, including any acquisition by means of a merger or consolidation with or into any Borrowers or Credit Parties, provided that (w) such Liens shall be created substantially simultaneously with the acquisition of the related Property, (x) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (y) the amount of Indebtedness secured thereby is not increased and (z) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase of such Property at the time of purchase;

(xxi) Liens securing the Existing Subordinated Notes provided, that (x) such Liens do not at any time encumber any Oil and Gas Property or any other Property other than the Property originally secured by such Indebtedness, and (y) the amount of Indebtedness secured thereby is not increased;

(xxii) Liens on pipelines or pipeline facilities that arise by operation of law;

(xxiii) Liens made in the ordinary course of business to secure liability to insurance carriers respecting the financing of insurance premiums;

(xxiv) Liens securing Financial Contracts subject to Section 7.9 of the Existing Credit Agreement as amended by the Third Amendment;

(xxv) minor defects and irregularities in title to any Oil and Gas Property, so long as such defects and irregularities do not secure Indebtedness, deprive the applicable Borrower of any material right in respect of such Oil and Gas Property or constitute a Material Adverse Effect (as determined by Administrative Agent, in its sole discretion);

(xxvi) deposits of cash, securities or instruments (including payment or performance bonds, but excluding appeal bonds) to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of like nature incurred in the ordinary course of business;

(xxvii) royalties, overriding royalties, reversionary interests, production payments and similar burdens respecting the Oil and Gas Properties, which do not constitute a Material Adverse Effect (as determined by Administrative Agent, in its sole discretion);

(xxviii) sales contracts or other arrangements for the sale of oil, natural gas and other hydrocarbons in the ordinary course of business which would not (when considered cumulatively with the items referenced in clause referenced in clause (xxvii) immediately preceding) constitute a Material Adverse Effect (as determined by Administrative Agent, in its sole discretion);

(xxix) Liens to secure plugging and abandonment obligations, which do not constitute a Material Adverse Effect (as determined by Administrative Agent, in its sole discretion); and

(xxx) other Liens (if any) expressly permitted by the Oil and Gas Mortgages;

provided, in no event shall any Permitted Encumbrance encumber any Oil and Gas Property other than a Lien in favor of the Administrative Agent (on behalf of the Lenders) or Liens permitted in clause (xxix) above.”

11.    Amendment to Section 7.9 (Financial Contracts) of the Existing Credit Agreement. Section 7.9 (Financial Contracts) of the Existing Credit Agreement is hereby amended by (i) deleting the “; and” at the end of Section 7.9(i) thereof, (ii) deleting the “.” at the end of Section 7.9(ii) thereof and inserting a “; and” and (iii) adding the following at the end thereof:

‘(iii)    So long as no Event of Default shall exist either before or after giving effect to such payment or posting, the Credit Parties shall have the right to post-margin as and to the extent required under the terms of any Financial Contract with a third party counterparty which is not a Lender or an Affiliate of a Lender, provided, in no event shall the aggregate amount of any margin or other posted security exceed $25,000,000 at any time.”

12.    Amendment to Section 7.14 to the Existing Credit Agreement. Section 7.14 (Prohibited Action) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“7.14 Prohibited Action. Without limiting anything contained in this Agreement to the contrary, Borrowers will, and will cause each of its Subsidiaries to, ensure that no person who owns a controlling interest in or otherwise controls any Borrower or any Subsidiary is or shall be a Sanctioned Person. Borrowers covenant and agree that they shall not use any proceeds of any Credit Extension to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country, or in any other manner that will result in any violation by any Person (including any Lender, the Administrative Agent or any L/C Issuer) of any Anti-Money Laundering Laws, any Anti-Corruption Laws, or any applicable Sanctions.”
13.    Amendment to Section 8.2 of the Existing Credit Agreement. Section 8.2 (Leverage Ratio) of the Existing Credit Agreement is deleted and replaced in its entirety by the following:
“8.2    Leverage Ratio. Commencing with Unit’s fiscal quarter ending June 30, 2019, and for each fiscal quarter ending thereafter, Unit will not permit the ratio, determined as of the end of each such applicable fiscal quarter, of (i) Funded Debt to (ii) Consolidated EBITDA for the then most-recently ended rolling four (4) fiscal quarters to be greater than 4.0 to 1.0.”
14.    Addition of New Section 8.3 to the Existing Credit Agreement. A new Section 8.3 (Senior Indebtedness Ratio) is hereby added to the Existing Credit Agreement as follows:
“8.3    Senior Indebtedness Ratio. Commencing with Unit’s fiscal quarter ending March 31, 2016 and for each fiscal quarter thereafter through the fiscal quarter ending March 31. 2019, Unit will not permit the ratio, determined as of the end of each such applicable fiscal quarter, of (i) Senior Indebtedness to (ii) Consolidated EBITDA for the then most-recently ended rolling four (4) fiscal quarters to be greater than 2.75 to 1.0.”

15.    Amendment to Section 10.1 to the Existing Credit Agreement. Section 10.1 (Events of Default) of the Existing Credit Agreement is hereby amended by (i) amending and restating Section 10.1.14 in its entirety and (ii) adding a new Section 10.1.16 at the end of Section 10.1 as follows:
“10.1.14 Except to the extent expressly permitted by the Loan Documents, any Subsidiary Guaranty fails to remain in full force or effect or any action is taken to discontinue or to assert the invalidity or unenforceability of any Subsidiary Guaranty, or any Subsidiary Guarantor fails to comply with any of the terms or provisions of any Subsidiary Guaranty to which it is a party, or any Subsidiary Guarantor denies that it has any further liability under any Subsidiary Guaranty to which it is a party, or gives notice to such effect, or any Subsidiary Guaranty shall be revoked or terminated or any Credit Party attempts to revoke or terminate a Subsidiary Guaranty.”

“10.1.16 Except to the extent expressly permitted by the Loan Documents, any Security Instrument fails to remain in full force or effect and/or ceases to create a valid and perfected first priority lien in and to the property subject to such Security Instrument or any action is taken to discontinue or to assert the invalidity or unenforceability of any Security Instrument, or any Credit Party fails to comply with any of the terms or provisions of any Security Instrument to which it is a party, or any Credit Party denies that it has any further liability under any Security Instrument to which it is a party, or gives notice to such effect, or any Security Instrument shall be revoked or terminated or any Credit Party attempts to revoke or terminate a Security Instrument.”
16.    Post-Closing Obligations. The Credit Parties, Administrative Agent and Lenders agree that the Credit Parties shall have 60 days following the date of this Third Amendment to execute and deliver the Oil and Gas Mortgages required under Section 6.11(a)(i) of the Credit Agreement as described under Paragraph 9 above (as such 60 days may be extended by Administrative Agent in its sole discretion). Borrowers’ failure to deliver such Mortgages within the post-closing time period provided above (as may be extended by Administrative Agent in its sole discretion) shall constitute an immediate Event of Default under the Credit Agreement and no additional notice or cure period shall apply to such failure.
17.    Ratification of Representations, Warranties, Covenants and Other Provisions. All of the remaining terms, provisions and conditions set forth in the Existing Credit Agreement shall continue and remain in full force and effect and are incorporated herein and ratified and adopted herein by reference (including without limitation, the consents, waivers and other provisions of Article XVII thereof). The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth in the Existing Credit Agreement and further represent and warrant to the Administrative Agent and the Lenders as of the date hereof (after giving effect to this Third Amendment) that (i) no uncured Default or Event of Default exists under the Existing Credit Agreement, as amended by this Third Amendment, (ii) Borrowers have all necessary power and authority to execute, deliver and perform their respective obligations under this Third Amendment; (iii) the execution, delivery and performance by the Borrowers of this Third Amendment has been duly authorized by all necessary action on their part; (iv) this Third Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (v) the execution and delivery of this Third Amendment by the Borrowers and the performance of their respective obligations hereunder require no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (vi) neither the execution and delivery of this Third Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter, by-laws, operating agreement or other corporate governance documents of the Borrowers, any requirement of applicable law, any agreement or instrument to which the Borrowers are a party or by which it is bound or to which it or its Property or assets are subject, or constitute a default under any such agreement or instrument.

18.    Conditions Precedent. This Third Amendment will become effective as of the date on which each of the following conditions precedent have been satisfied:

a.    the Borrowers have signed and delivered, or caused to be signed and delivered, to the Administrative Agent for the benefit of the Lenders, each of the following:

i.counterparts of this Third Amendment;

ii.counterparts of the Pledge Agreement in form and substance satisfactory to Administrative Agent;

iii.a favorable written closing opinion of counsel to the Borrowers (in the event Borrowers use outside counsel such counsel will be acceptable to the Administrative Agent), addressed to the Administrative Agent and the Lenders in form, scope and substance reasonably satisfactory to the Administrative Agent; and

iv.such good standing certificates and UCC searches concerning the Borrowers as are required by the Administrative Agent.

b.     payment of all fees and expenses owed by Borrowers to the Administrative Agent that have been billed and submitted to the Administrative Agent and Unit as of the execution and delivery date hereof, including the reasonable attorney's fees and expenses of legal counsel for the Administrative Agent, to the extent billed; and

c.    counterparts of this Third Amendment have been signed by the Required Lenders and delivered to the Administrative Agent.

19.    Fees and Costs. Borrowers agree to pay (i) to the Administrative Agent on demand all costs, fees and expenses (including without limitation) reasonable attorneys' fees and legal expenses incurred or accrued by the Administrative Agent in connection with the preparation, negotiation, execution, closing, delivery and administration of this Third Amendment and the transactions contemplated hereby and (ii) to the Administrative Agent an amendment fee in an amount pursuant to a separate fee letter between Administrative Agent and Borrowers to be payable to Administrative Agent and each Lender consenting to this Third Amendment (by execution hereof), which fee shall be deemed to be fully earned and non-refundable as of the date hereof.
20.    Effect on Credit Documents. Except only as amended in this Third Amendment, the Existing Credit Agreement and all other Loan Documents remain in full force and effect as originally executed and are hereby ratified, confirmed and continued for all purposes. Nothing in this Third Amendment shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. Borrowers acknowledge and agree that this Third Amendment shall in no manner impair or affect the validity or enforceability of the Existing Credit Agreement, as amended by this Third Amendment. This Third Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties and covenants under this Third Amendment shall be a

Default or Event of Default under Article 10 of the Existing Credit Agreement. All references to the “Credit Agreement” in any document, instrument, agreement, or writing shall be deemed to refer to the Existing Credit Agreement as amended by this Third Amendment.

21.    Undefined Terms/Recitals. Any capitalized term used herein but not otherwise defined shall have the meaning given to such term in the Existing Credit Agreement. The Recitals set forth in this Third Amendment are, by this reference, incorporated into and deemed a part of this Third Amendment.
22.    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic transmission (e.g., pdf) shall be effective as delivery of a manually executed counterpart hereof.
23.    No Course of Dealing. This Third Amendment shall not establish a course of dealing or be construed as evidence of any willingness or commitment on the part of Administrative Agent or any Lender to agree to other or future amendments to or modifications of the Credit Agreement or other Loan Documents.
24.    Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
25.    ENTIRE AGREEMENT. THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered, effective as of the day and year first above written.
UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
SUPERIOR PIPELINE TEXAS, L.L.C., an Oklahoma limited liability company, and
SUPERIOR APPALACHIAN PIPELINE, L.L.C., an Oklahoma limited liability company

By: /s/ Larry D. Pinkston
Larry D. Pinkston, President of each of UNIT CORPORATION,
UNIT PETROLEUM COMPANY,
UNIT DRILLING COMPANY, and
as Chairman of
SUPERIOR PIPELINE COMPANY, L.L.C.,
and as manager of
SUPERIOR APPALACHIAN PIPELINE, L.L.C.,
and
SUPERIOR PIPELINE TEXAS, L.L.C.

7130 South Lewis Avenue, Suite 1000
Tulsa, Oklahoma 74136
Attention: Larry Pinkston
Telephone: (918) 493-7700
Facsimile: (918) 493-7711

3rd Amendment to Credit
Agreement Signature Page

By signing below, each of the undersigned (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrowers of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein and (ii) cover the Commitments as amended and modified by this Third Amendment, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty and (e) acknowledges and agrees that notwithstanding anything in its Subsidiary Guaranty to the contrary, “Guaranteed Obligations” as defined in its Subsidiary Guaranty with respect to such Subsidiary Guarantor shall not include Excluded Swap Obligations.
UNIT TEXAS COMPANY
UNIT DRILLING AND EXPLORATION COMPANY, PRESTON COUNTY GAS GATHERING, L.L.C. and PETROLEUM SUPPLY COMPANY,

By:/s/ Mark E. Schell
Mark E. Schell, Senior Vice President

3rd Amendment to Credit
Agreement Signature Page

BOKF, NA dba Bank of Oklahoma, as LC Issuer, as Administrative Agent, and as a Lender

By: /s/ Pam Schloeder
Pam Schloeder
Senior Vice President

101 East Second Street
Bank of Oklahoma Tower -8th floor/Energy Department
One Williams Center
Tulsa, Oklahoma 74172
Telephone: (918) 588-6012
Facsimile: (918) 588-6880

3rd Amendment to Credit
Agreement Signature Page

COMPASS BANK, a Lender

By: /s/ Kathleen J. Bowen
Kathleen J. Bowen
Managing Director

2200 Post Oak Blvd.
21st Floor
Houston, Texas 77056
Telephone: (713) 968-8273

3rd Amendment to Credit
Agreement Signature Page

BANK OF AMERICA, N.A., a Lender

By: /s/ Bryan Heller
Bryan Heller
Director

One Bryant Park, NY1-100-18-07
New York, New York 10036
Telephone: (646) 855-1833

3rd Amendment to Credit
Agreement Signature Page

BMO HARRIS FINANCING, INC., a Lender

By: /s/ Kevin Utsey
Kevin Utsey
Director

BMO Capital Markets/Houston Agency
700 Louisiana Street, Suite 2100
Houston, Texas 77002
Telephone: (713) 546-9720
Facsimile: (713) 223-4007

3rd Amendment to Credit
Agreement Signature Page

WELLS FARGO BANK, N.A., a Lender

By: /s/ David C. Brooks
David C. Brooks
Director

1445 Ross Avenue
Suite 4500
MAC T9216-451
Dallas, TX 75202
Telephone: (214) 721-8219
Facsimile: (214) 721-8215

3rd Amendment to Credit
Agreement Signature Page

COMERICA BANK, a Lender

By: /s/ Brandon M. White
Brandon M. White
Vice President

1717 Main Street
Dallas, Texas 75201
Telephone: (214) 462-4418

3rd Amendment to Credit
Agreement Signature Page

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, a Lender

By: /s/ Trudy W. Nelson
Trudy W. Nelson
Authorized Signatory

By: /s/ Richard Antl
Richard Antl
Authorized Signatory

333 Clay Street, Suite 4510
Three Allen Center
Houston, Texas 77002
Telephone: (713) 210-4103
Facsimile: (713) 210-4129

3rd Amendment to Credit
Agreement Signature Page

THE BANK OF NOVA SCOTIA, a Lender

By: /s/ Terry Donovan
Terry Donovan
Managing Director

The Bank of Nova Scotia/Houston Branch
711 Louisiana Street, Suite 1400
Houston, Texas 77002
Telephone: (713) 752-0900
Facsimile: (713) 752-2425

3rd Amendment to Credit
Agreement Signature Page

TORONTO DOMINION (NEW YORK), LLC,
a Lender

By: /s/ Rayan Karim
Rayan Karim
Authorized Signatory

Toronto Dominion (New York), LLC
31 West 52nd Street, 21st Floor
New York, NY 10019-6101
Telephone: (416) 983-5700
Facsimile: (416) 983-0003

3rd Amendment to Credit
Agreement Signature Page

SCHEDULE 1
PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	2.00%	2.25%	2.50%	3.00%
Floating Rate	0.75%	1.00%	1.25%	1.50%

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

"Level I Status" exists at any date if the Borrowing Base Usage Percentage on such date is less than 50%.

"Level II Status" exists at any date if the Borrowing Base Usage Percentage on such date is greater than or equal to 50% and less than 75%.

"Level III Status" exists at any date if the Borrowing Base Usage Percentage on such date is greater than or equal to 75% and less than 90%.

"Level IV Status" exists at any date if the Borrowing Base Usage Percentage on such date is greater than or equal to 90%.

"Status" means either Level I Status, Level II Status, Level III Status or Level IV Status.

The Applicable Margin and Commitment Fee Rate will be determined on a daily basis in accordance with the foregoing table based on the Borrowing Base Usage Percentage on such day. (Notwithstanding the fact Unit may have designated a lower commitment amount.)

SCHEDULE 2
LENDERS SCHEDULE

Lender	Total Commitment	Pro Rata Share
BOK (BOKF, NA dba Bank of Oklahoma)	$80,750,000	17.00%
Compass Bank	$80,750,000	17.00%
BMO Harris Financing, Inc.	$71,250,000	15.00%
Bank of America, N.A.	$71,250,000	15.00%
Wells Fargo Bank, N.A.	$38,000,000	8.00%
Comerica Bank	$38,000,000	8.00%
CIBC	$38,000,000	8.00%
Toronto Dominion (New York), LLC	$38,000,000	8.00%
The Bank of Nova Scotia	$19,000,000	4.00%

TOTAL	$475,000,000.00	100.00000%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
1	OK	GRADY	HARPER-THOMAS 1H-19 NWD14	96.9657%	77.4909%
2	TX	POLK	EPSTEIN GU #8H	100%	75.8303%
3	TX	POLK	PARKER GU #5H NWD15	75%	57.5895%
4	TX	POLK	ALLAR GU #1 NWD13	100%	75.265%
5	OK	GRADY	POWERS 1H-15 MCHD (NWD14)	90.6631%	73.4549%
6	TX	POLK	EPSTEIN GU #9H	100%	75.8303%
7	TX	POLK	EPSTEIN GU #7H NWD15	100%	75.83%
8	OK	GRADY	HARPER-THOMAS 2H-19 CNVTD PUD	96.9919%	77.5105%
9	TX	HEMPHILL	CARR #1435H (NWD 14)	100%	79.25%
10	OK	GRADY	MCGUFFIN 1H-19 (NWD15)	92.2872%	75.4165%
11	TX	POLK	EPSTEIN GU #4 NWD12	100%	75.8303%
12	TX	POLK	JACKSON GAS UNIT #1 NWD14	84.3601%	65.1355%
13	OK	GRADY	ROSEY HAVENSTRITE 1H-30 CNVTD PUD	79.6068%	63.2444%
14	TX	HARDIN	PAVEY W 1H NWD16	99.7478%	74.8108%
15	TX	ROBERTS	MCMORDIE 26 #2H (CNV PUD)	100%	83.4277%
16	OK	GRADY	HAZEL 2H-24 CNVTD PUD	94.421%	75.9226%
17	TX	HEMPHILL	CARR #1433H (NWD 14)	100%	79.25%
18	OK	GRADY	SCHENK TRUST 1-8PH (NWD15)	96.6927%	76.1486%
19	TX	POLK	WING #3 NWD09	87.2495%	68.0546%
20	OK	GRADY	ELLEN 2H-20 CNVTD PUD	98.3912%	79.9429%
21	TX	POLK	WING #14 NWD15	75%	58.5%
22	TX	POLK	EPSTEIN #1 NWD11	99.9498%	75.7919%
23	OK	GRADY	ELLEN 1H-20 (NWD14)	98.3912%	79.9429%
24	OK	GRADY	SCHENK 17 #2H (NWD 15)	54.0495%	43.8986%
25	OK	OKLAHOMA	SW OKLAHOMA CITY UNIT	86.3402%	70.5891%
26	TX	ROBERTS	MCMORDIE #2601H	70.3125%	61.1621%
27	OK	GRADY	BROWN 1-11H (NWD15)	92.3004%	74.7483%
28	TX	ROBERTS	FLOWERS A 4 #1H (CNV PUD)	89.1375%	66.8531%
29	TX	POLK	BLACK STONE O-2 NWD14	100%	75%
30	TX	POLK	BLACK STONE R-2 NWD15	100%	75%
31	TX	POLK	EPSTEIN GU #3 NWD12	99.9498%	75.7922%
32	TX	ROBERTS	CHAMBERS, FM #4H (CNV PUD)	80%	70%
33	TX	ROBERTS	MAHLER 108 #1H (CNV PUD)	63.1157%	47.3367%
34	TX	POLK	EPSTEIN GU #6 NWD15	100%	75.83%
35	TX	ROBERTS	MAHLER #14H (CNV PUD)	100%	87.5%
36	TX	HEMPHILL	CARR #1434H (NWD 14)	100%	79.25%
37	OK	GRADY	EARL 2H-30 MCHD NWD14	79.6068%	63.2443%
38	TX	HEMPHILL	VOLLMERT #9H (CNV PUD)	100%	87.5%
39	TX	HEMPHILL	MEEK #6836H (NWD 14)	100%	79.25%
40	TX	HEMPHILL	JONES AMOCO 3 #18H (NWD 14)	70.125%	66.7149%
41	OK	GRADY	HARPER-THOMAS 3H-19 CNVTD PUD	96.9919%	77.5105%
42	OK	GRADY	HAZEL 1-24PH (NWD14)	94.421%	75.9226%
43	TX	OCHILTREE	MCGARRAUGH B #7H (CNV PUD)	90%	67.5%
44	TX	HEMPHILL	MEEK #6838H (NWD 14)	100%	79.25%
45	OK	GRADY	ROSEY HAVENSTRITE 2H-30 NWD15	87.8106%	69.6547%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
46	TX	ROBERTS	MAHLER #12H (CNV PUD)	99.9498%	87.456%
47	TX	HEMPHILL	PRATER 33 #2H (NWD 13)	80.781%	60.7152%
48	TX	ROBERTS	MAHLER 107 #1H (NWD 13)	47.5%	38%
49	TX	ROBERTS	WATERFIELD JB #3 (CNV PUD)	99.758%	84.183%
50	TX	ROBERTS	CHAMBERS, FM #2HR (CNV PUD)	50%	43.75%
51	TX	ROBERTS	MAHLER #15H (CNV PUD)	100%	87.5%
52	TX	HEMPHILL	JARVIS A #6H (CNV PUD)	50%	43.25%
53	TX	HEMPHILL	MEEK #6837H (CNV PUD)	100%	79.25%
54	TX	ROBERTS	MCMORDIE 26 #3H (NWD 13)	100%	86.9922%
55	OK	ELLIS	ERIN 4-1H	77.5235%	65.2008%
56	TX	NEWTON	FOLEY TRAM #1 (NWD14)	80%	60.8%
57	TX	HEMPHILL	WRIGHT 122 #1H (NWD 12)	28.85%	23.4406%
58	TX	HEMPHILL	VOLLMERT #8H (NWD 12)	100%	87.5%
59	TX	HEMPHILL	HALEY 153 #1 (CNV PUD)	34.9824%	30.2598%
60	OK	GRADY	ALLEN 16-1H (NWD13)	28.7507%	23.0034%
61	OK	BEAVER	KACHEL FAMILY B -1H(2014 CNVTD PUD))	98.0519%	78.2381%
62	TX	ROBERTS	WATERFIELD B 100 #1H (CNV PUD)	100%	88.2813%
63	TX	TYLER	WILDWOOD GU B-4 NWD11	99.9498%	74.9623%
64	OK	GRADY	EZRA FLOWERS 1H-20 (CNVTD PUD)	98.3912%	79.9428%
65	TX	ROBERTS	WATERFIELD C #13H (CNV PUD)	100%	88.2813%
66	TX	POLK	PARKER GU #3 (CVTDPUD)	75%	57.5895%
67	TX	HEMPHILL	NOAH #819H (CNV PUD)	100%	78.5383%
68	TX	HEMPHILL	JARVIS A #3 (NWD 08)	69.8667%	60.4347%
69	TX	HEMPHILL	CAMPBELL 39 #3H (NWD 14)	70.4348%	52.5682%
70	TX	ROBERTS	WATERFIELD #10H (CNV PUD)	100%	86.7188%
71	TX	HEMPHILL	HOWE GENE #1	100%	71.875%
72	TX	ROBERTS	VOLLMERT B #12H (CNV PUD)	100%	87.5%
73	TX	HEMPHILL	VOLLMERT #7H (CNV PUD)	99.9498%	87.456%
74	OK	TEXAS	MERRY #1 (NWD 06)	98.1892%	78.9021%
75	TX	LIPSCOMB	STANLEY 249 #5H (CNV PUD)	75%	58.6069%
76	TX	OCHILTREE	MCGARRAUGH B #6H (CNV PUD)	90%	67.5%
77	OK	LATIMER	MAXEY #7 NWD08	56.3548%	42.4112%
78	OK	LATIMER	LIVELY #7 CVTDPUD	29.7028%	24.7219%
79	TX	HARDIN	RICE UNIVERSITY WM #1	99.7787%	72.0875%
80	OK	GRADY	SINGLETON TR 3H-36 MCHD (NWD15)	89.3938%	70.8512%
81	OK	LATIMER	LIVELY #8X CVTDPUD	33.2696%	27.6383%
82	TX	HEMPHILL	CARR #1306H	100%	79.25%
83	TX	POLK	EPSTEIN GU #2 NWD11	99.9498%	75.7922%
84	TX	ROBERTS	WATERFIELD B 100 #3H (CNV PUD)	100%	88.2813%
85	OK	OKLAHOMA	CAPITOL HILL 16C-2	55.4755%	44.3153%
86	TX	HEMPHILL	HOBART RANCH #1	75%	65.625%
87	OK	GRADY	HIRAM 1H-13 CNVTD PUD	86.4171%	70.139%
88	TX	HEMPHILL	SHALLER, FRANK #7H (NWD 09)	69.7996%	60.3767%
89	TX	ROBERTS	VOLLMERT B #10H (CNV PUD)	99.9498%	87.456%
90	TX	ROBERTS	MCMORDIE 26 #4H (CNV PUD)	100%	86.9922%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
91	TX	HEMPHILL	ISAACS D #3H (CNV PUD)	84.2271%	73.2987%
92	TX	HEMPHILL	MEEK #6834H (NWD 13)	100%	79.25%
93	TX	ROBERTS	WATERFIELD 112 #1H (NWD 12)	100%	86.3281%
94	TX	ROBERTS	WATERFIELD C #14H (NWD 12)	100%	88.2813%
95	TX	HEMPHILL	GEORGE A 45 #10H (CNV PUD)	93.6217%	72.1927%
96	TX	ROBERTS	CHAMBERS, FM A 122 #8H (NWD 14)	50%	43.75%
97	TX	ROBERTS	WATERFIELD A #8H (NWD 12)	80%	66.7%
98	OK	ELLIS	FRITZ 31-3H	100%	81.8357%
99	OK	LATIMER	CLAUDE #1 NWD09	96.5771%	77.5641%
100	TX	HEMPHILL	GEORGE A 45 #8H (NWD 12)	92.6563%	71.443%
101	OK	ELLIS	SHERRILL 3-4H	93.5317%	74.8519%
102	OK	LATIMER	CLAUDE #2 (CNVTD PUD)	96.7342%	77.6903%
103	TX	ROBERTS	VOLLMERT B #13H (CNV PUD)	100%	87.5%
104	TX	HEMPHILL	WEBB ESTATE, A #3H (CNV PUD)	82.897%	62.1728%
105	TX	ROBERTS	WATERFIELD C #15H (CNV PUD)	100%	88.2813%
106	OK	ELLIS	LAVADA 34-4H	96.875%	76.251%
107	TX	ROBERTS	WATERFIELD #3U	98.5134%	85.4301%
108	OK	ELLIS	MARGARET 1-2H	100%	78.5919%
109	OK	ELLIS	SHERRILL 2-4H	75%	59.7821%
110	TX	ROBERTS	WATERFIELD C #10H (CNV PUD)	99.9498%	88.2373%
111	TX	HEMPHILL	BROWN, JT B #13HX (NWD 10)	49.938%	44.1963%
112	TX	HEMPHILL	PRATER 33 #4H (NWD 14)	80.781%	60.7152%
113	TX	ROBERTS	WATERFIELD #9H (CNV PUD)	99.8759%	86.6121%
114	TX	ROBERTS	VOLLMERT, JC #12H (CNV PUD)	69.9648%	60.5234%
115	OK	ELLIS	LAVADA 34-2H	96.875%	76.251%
116	TX	ROBERTS	MCMORDIE 87 #9H (CNV PUD)	30.8942%	25.4127%
117	TX	ROBERTS	LIPS A #6	98.5134%	73.885%
118	TX	HEMPHILL	WEBB A #5H (NWD 14)	98.3%	73.725%
119	OK	GRADY	GB RANCH 2H-30 CNVTD PUD	87.8073%	69.6522%
120	TX	ROBERTS	MAHLER 106 #7H (CNV PUD)	38.0814%	28.3679%
121	TX	HEMPHILL	WEBB ESTATE, A #6190H (NWD 11)	82.9583%	62.2187%
122	TX	ROBERTS	MCMORDIE #2501H	70.3125%	61.1621%
123	TX	HEMPHILL	CAMPBELL 39 #2H (NWD 14)	70.4348%	52.5682%
124	TX	ROBERTS	CHAMBERS, FM #3H (NWD 14)	80%	70%
125	TX	LIPSCOMB	STANLEY 249 #3H (CNV PUD)	75%	58.6069%
126	TX	POLK	WING #9 NWD10	99.8759%	77.9032%
127	TX	ROBERTS	MCMORDIE 25 #2H (CNV PUD)	100%	84.3184%
128	TX	HEMPHILL	SHALLER, FRANK #8H (NWD 13)	50%	43.25%
129	TX	HEMPHILL	WRIGHT 122 #2H (NWD 12)	28.85%	23.4406%
130	TX	POLK	BLACK STONE O-1 NWD13	100%	75%
131	OK	ELLIS	MANSKE 34-2HX	100%	78.4441%
132	TX	ROBERTS	WATERFIELD A #7H (NWD 10)	69.9132%	58.2901%
133	OK	LATIMER	SCHARFF #5 CVTDPUD	12.6005%	9.5629%
134	OK	ELLIS	ERIN 4-2H	77.5235%	65.2008%
135	OK	LATIMER	MAXEY #6 NWD07	42.2983%	31.6893%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
136	TX	LIPSCOMB	BRILLHART 910 #3H (CNV PUD)	100%	75%
137	OK	LATIMER	OTHO #1-18(R)	53.7251%	42.3464%
138	TX	HEMPHILL	WEBB 187 #1H (CNV PUD)	99.9498%	74.9623%
139	TX	HEMPHILL	WEBB A #4H (CNV PUD)	82.897%	62.1728%
140	TX	HEMPHILL	WEBB #4-188H (CNV PUD)	82.9583%	62.2187%
141	OK	OKLAHOMA	CAPITOL HILL 16B-6H (NWD10)	81.8339%	69.9871%
142	OK	ELLIS	SHERRILL 2-5H	75%	59.7821%
143	OK	LATIMER	COX #4 NWD 02	61.368%	47.5735%
144	OK	GRADY	MARY 1H-18 CNVTD PUD	72.0066%	56.6001%
145	OK	ELLIS	NELSON 35-4H	100%	78.7107%
146	TX	HEMPHILL	WEBB #5-188H (NWD 11)	82.9583%	62.2187%
147	OK	OKLAHOMA	CAPITOL HILL 16C-3	55.4755%	44.315%
148	OK	ELLIS	EHRLICH 11-6H	93.75%	73.6906%
149	OK	GRADY	WHITE 6 #2VH MCHD (NWD14)	55.0073%	44.8979%
150	OK	GRADY	CHESTER 1H-29 NWD15	89.4584%	67.9273%
151	TX	HEMPHILL	ETHEREDGE A 46 #5H (NWD 14)	92.3936%	74.9202%
152	TX	POLK	BLACK STONE N-1 NWD12	100%	75%
153	TX	POLK	GILLY GU #1 NWD13	100%	75%
154	OK	DEWEY	AMY #1-34	43.5983%	32.6731%
155	TX	ROBERTS	MAHLER B #4H (NWD 11)	69.9648%	56.8471%
156	TX	OCHILTREE	MCGARRAUGH B #8H (NWD 13)	90%	67.5%
157	TX	ROBERTS	WATERFIELD JB #5H (NWD 10)	69.9132%	58.9978%
158	TX	HEMPHILL	WRIGHT 122 #3H (CNV PUD)	28.85%	23.4406%
159	OK	ELLIS	SHERRILL 3-3H	93.5317%	74.8519%
160	OK	CUSTER	BAUER 1-14	91.8246%	76.2446%
161	OK	DEWEY	MOORE C1-31 (NWD08)	85.4035%	69.7835%
162	TX	ROBERTS	MAHLER #10 (CNV PUD)	99.8096%	87.3334%
163	TX	ROBERTS	FLOWERS C 6 #18H (CNV PUD)	89.1375%	66.8531%
164	OK	GRADY	CODY 1H-36 (CNVTD PUD)	68.5011%	55.1764%
165	TX	OCHILTREE	LIPS A #2	98.5134%	73.885%
166	TX	ROBERTS	MAHLER 106 #5H (CNV PUD)	52.6119%	42.3007%
167	OK	ELLIS	HARRELL 7-3H	84.375%	71.6585%
168	TX	ROBERTS	WEBB A #6H (NWD 14)	98.3%	73.725%
169	TX	HEMPHILL	HOWE GENE #3	100%	71.875%
170	OK	LATIMER	COX #2	85.8786%	68.11%
171	TX	HEMPHILL	SHALLER, FRANK A #5H (NWD 10)	49.938%	43.1963%
172	TX	HEMPHILL	ETHEREDGE A 46 #4H (CNV PUD)	89.6305%	72.5348%
173	TX	OCHILTREE	SWINK 119 #1H	100%	84.3746%
174	TX	ROBERTS	WATERFIELD C #7 (CNV PUD)	99.6975%	88.0165%
175	TX	HEMPHILL	HOSTUTLER #4 (NWD 00)	99.4%	80.7625%
176	OK	CUSTER	LASH 1-24 (NWD07)	96.9205%	78.1639%
177	OK	GRADY	SEIBOLD 1H-2 (NWD14)	9.0447%	7.3223%
178	OK	LATIMER	BLACK #3 NWD08 MID ATOKA	87.6444%	70.0586%
179	OK	ELLIS	GIBBS 30-4H	100%	84.3719%
180	OK	ELLIS	HOUGH 35-3H	100%	78.7742%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
181	TX	ROBERTS	VOLLMERT B #3 (NWD 00)	99.4%	86.975%
182	OK	ELLIS	NELSON 35-5H	100%	78.7107%
183	OK	ELLIS	MANSKE 34-3H	100%	78.4441%
184	OK	LATIMER	MARTIN #5 NWD08	74.4074%	58.539%
185	TX	HEMPHILL	LINDLEY, JB #2H (NWD 12)	85%	68%
186	OK	CUSTER	FRIZZELL 1-32	67.1161%	56.2692%
187	TX	HEMPHILL	GEORGE A 45 #9H (CNV PUD)	92.6563%	71.443%
188	OK	ELLIS	MARGARET 1-3H	100%	78.5919%
189	OK	ELLIS	KLEIN 33-3H	68.9829%	54.2969%
190	OK	ELLIS	SAM B 23-5HX	82.975%	63.816%
191	TX	HEMPHILL	JARVIS A #5H (NWD 10)	34.9566%	30.2374%
192	TX	HEMPHILL	TEAGUE #3H (NWD 12)	97.9167%	76.6667%
193	OK	LATIMER	COX #7 CVTDPUD	63.2798%	49.0468%
194	OK	LATIMER	THORNTON #2 CVTDPUD	57.499%	46.7179%
195	TX	HEMPHILL	PRATER 33 #6H (NWD 14)	80.781%	60.7152%
196	TX	HEMPHILL	VOLLMERT C #3 (CNV PUD)	99.6112%	80.9341%
197	OK	ELLIS	MILTON 26-3H	90.8693%	71.5238%
198	TX	HEMPHILL	ISAACS D #2H (NWD 12)	63.0918%	54.8053%
199	OK	GRADY	CLAIBORNE 5-3H CNVTD PUD	35.0847%	27.1%
200	OK	CUSTER	PAULINE #2-13	42.6018%	33.6574%
201	OK	ELLIS	KLEIN 33-2H	68.9829%	54.2969%
202	TX	LIPSCOMB	STANLEY 249 #4H (NWD 13)	75%	58.6069%
203	OK	ELLIS	EHRLICH 11-5H	93.75%	73.6906%
204	TX	REEVES	FRASER 57-T1-39 1H	—%	6.25%
205	OK	ELLIS	MILTON 26-5H *4TH WELL*	90.8693%	71.5238%
206	OK	CADDO	HENDRICKS #2-10	15.3227%	11.4473%
207	OK	LATIMER	HARDING #2 (NWD00)	67.8043%	50.2053%
208	TX	ROBERTS	VOLLMERT C #2 (CNV PUD)	99.581%	80.9096%
209	TX	HEMPHILL	NOAH #816H	100%	77.815%
210	OK	CADDO	ALLEN RANCH #2-11	12.9206%	9.6905%
211	TX	LIPSCOMB	SCHULTZ D #6H (CNV PUD)	24.9284%	21.8124%
212	TX	ROBERTS	WATERFIELD A #9H (CNV PUD)	50%	41.6875%
213	OK	ELLIS	GILSON 25 1H	90.6836%	70.1347%
214	OK	GRADY	NORGE MARCHAND SAND UNIT	2.9857%	2.3917%
215	OK	ELLIS	STUBBS 12-3H	71.8579%	58.8875%
216	OK	ALFALFA	JOANNE 2-6 (PETROCORP)	36.875%	31.7125%
217	OK	ELLIS	ROPER 22-5H	98.7054%	77.4933%
218	TX	ROBERTS	MAHLER #13H (NWD 12)	100%	87.5%
219	OK	GRADY	EARL 1-30H (CNVTD PUD)	87.8073%	69.6522%
220	TX	POLK	WING #1 NWD07	87.2353%	68.0435%
221	TX	HEMPHILL	DIXON #5635H (NWD 14)	100%	79.25%
222	OK	ELLIS	SAM B 23-4H	82.975%	63.816%
223	OK	ELLIS	GILSON 25-2H	90.6836%	70.1347%
224	OK	LATIMER	GOLIGHTLY #4 (02CPUD)	67.3552%	53.9549%
225	OK	ELLIS	RIDER 8-3H	100%	78.7107%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
226	TX	ROBERTS	MAHLER 106 #9H (NWD 14)	76.5496%	61.4853%
227	OK	ELLIS	SHERRILL 3-2H	93.5317%	74.8519%
228	OK	CADDO	PATTERSON 34- 1	94.8818%	75.6223%
229	OK	LATIMER	HAWTHORNE #2	30.7718%	23.1656%
230	OK	GRADY	SINGLETON TR 2H-36 CNVTD PUD	68.6261%	55.2696%
231	TX	ROBERTS	MAHLER 106 #8H (NWD 14)	38.746%	31.0936%
232	TX	WHEELER	BLASDEL 180 #4H (CNV PUD)	70%	52.5%
233	OK	LATIMER	LIVELY #9 CVTDPUD	21.7325%	18.6659%
234	TX	HEMPHILL	WEBB ESTATE, A #7190H (NWD 12)	83%	62.25%
235	OK	GRADY	GB RANCH 1-30H CNVTD PUD	79.6068%	63.0983%
236	OK	ROGER MILLS	MOORE 5-14H (NWD11)	14.9664%	12.131%
237	OK	LATIMER	MARTIN #4 NWD08	97.6396%	76.7301%
238	OK	LATIMER	GOLIGHTLY #3 CPUD-SHAY	77.3434%	61.4563%
239	TX	HEMPHILL	ISAACS B #5H (NWD 10)	34.9566%	30.2374%
240	OK	KINGFISHER	STAR MISENER-HUNTON UNIT	—%	9.412%
241	OK	BEAVER	FISH #1H (CNV PUD)	98.9503%	79.5826%
242	TX	HARDIN	BLACK STONE-DUFF#1 NWD03	99.5142%	74.6782%
243	TX	HEMPHILL	VOLLMERT C #8 (NWD 08)	99.8096%	81.0953%
244	OK	LATIMER	THORNTON #3 ST	57.499%	46.7179%
245	OK	LATIMER	COX #3 SHAY NWD01	63.9431%	49.5428%
246	TX	HEMPHILL	KING A #1H (NWD 11)	27.7959%	23.9841%
247	TX	ROBERTS	MAHLER #9 (CNV PUD)	99.6975%	87.2353%
248	OK	ELLIS	STAHLMAN 15-2H	85%	63.75%
249	TX	HANSFORD	SHAPLEY #3	75.4243%	62.9177%
250	OK	CADDO	COOLEY 1-1 NE/4	75.2496%	61.9719%
251	TX	ROBERTS	MAHLER #6 (NWD 98)	98.4448%	86.1517%
252	OK	ELLIS	MANSKE 34-4H	100%	78.4441%
253	TX	HEMPHILL	MEEK #6833H (NWD 13)	100%	79.25%
254	OK	WOODWARD	BELL #26-3	75.7377%	56.8567%
255	OK	ELLIS	COLEEN 17-2H	100%	78.7107%
256	TX	ROBERTS	WATERFIELD B 100 #2H (CNV PUD)	100%	88.2813%
257	OK	ELLIS	ERIN 4-3H	77.5235%	65.2008%
258	TX	ROBERTS	CHAMBERS, FM #1H (CNV PUD)	34.9824%	30.6096%
259	OK	ELLIS	HALEY 16-3H	76.25%	60.0216%
260	TX	LIPSCOMB	BECK C #3 (NWD 97)	98.6049%	86.2792%
261	OK	GRADY	BARBARA 1-9 PH (NWD15)	99.2237%	77.8521%
262	TX	HEMPHILL	WRIGHT A #3H (CNV PUD)	39.8297%	34.3504%
263	TX	HEMPHILL	HOLLAND A #1 (NWD 08)	49.9048%	40.5476%
264	TX	ROBERTS	MAHLER A #3H (CNV PUD)	88.7491%	69.5571%
265	OK	ELLIS	SAM B 23-3H	85.8018%	65.9103%
266	OK	BEAVER	PUGH #1H (NWD 10)	99.8759%	79.6511%
267	OK	LATIMER	MAXEY #4 L ATOKA CVTDPUD	52.0734%	39.0039%
268	TX	HEMPHILL	PRATER 33 #3H (NWD 13)	88.7403%	67.182%
269	OK	LATIMER	MELONE #2 NWD09	35.6867%	28.8719%
270	TX	HEMPHILL	HALEY 155 #1H (CNV PUD)	80%	64.2%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
271	TX	HEMPHILL	PRATER 33 #5H (NWD 14)	80.781%	60.7152%
272	OK	GRADY	DEKINDER 1H-4 (NWD 14)	12.7243%	11.2334%
273	OK	CADDO	HAAS A 2-35	37.3438%	28.2621%
274	TX	WHEELER	TREADWELL 35 #1H (NWD 13)	31.2961%	24.5725%
275	OK	CADDO	FUERTH #1-23(NWA00)	59.3696%	48.341%
276	OK	BLAINE	OUTHIER #2	99.8729%	82.2311%
277	OK	CADDO	JONES #1-26A	80.031%	63.0083%
278	TX	TYLER	CREEL #1 (NWD14)	100%	75%
279	TX	HEMPHILL	WEBB ESTATE, A #4190H (CNV PUD)	82.9583%	62.2187%
280	OK	HARPER	FREEMAN #3-25H (NWD 2014)	63.2044%	54.5463%
281	TX	ROBERTS	MAHLER D #3H (CNV PUD)	99.9498%	75.9618%
282	OK	ELLIS	MILTON 26-4HX	90.8693%	71.5238%
283	TX	HEMPHILL	MATHERS RANCH 167 #2H (NWD 13)	5.9189%	5.1503%
284	TX	POLK	WING #5 CVTDPUD	87.2495%	68.0546%
285	OK	ELLIS	HALEY 16-4H	75%	59.0247%
286	OK	ELLIS	SHERRILL 3-1H	93.5317%	74.8519%
287	TX	OCHILTREE	COURSON 488 #1	23.8311%	17.9781%
288	OK	LATIMER	MOSS #1 (99 CV PUD)	94.3097%	76.3761%
289	OK	GRADY	WOOD E L #1	37.284%	32.6235%
290	OK	CUSTER	DERBY #1	13.1442%	10.6797%
291	OK	ELLIS	SHERRILL 2-3H	75%	59.7821%
292	OK	ELLIS	EHRLICH 11-4H	93.75%	73.6906%
293	TX	HEMPHILL	NOAH #817H (NWD 13)	100%	78.7854%
294	OK	LATIMER	SCHARFF #6 CNVTD PUD	12.6271%	9.5832%
295	OK	ELLIS	LAURA 1-7H	84.375%	71.6585%
296	OK	ELLIS	STUBBS 12-4H	71.8579%	58.8875%
297	TX	HEMPHILL	KING A #3H (NWD 14)	43.3965%	37.2797%
298	TX	HEMPHILL	HALEY 153 #2H (NWD 11)	49.9749%	43.2283%
299	OK	ROGER MILLS	FARR #1-13 (CNVTD PUD)	99.7478%	80.2656%
300	TX	HEMPHILL	YOUNG TRUST #4-4H (NWD 10)	22.6022%	16.8664%
301	OK	ELLIS	COLEEN 17-3H	100%	78.7107%
302	TX	HEMPHILL	HOLLAND C #5730P	81.25%	68.6562%
303	TX	LIPSCOMB	IMKE #2	96.7065%	78.5741%
304	OK	CUSTER	ASHBY, E 13-29	67.2781%	54.4552%
305	TX	HEMPHILL	CARR #5532A	100%	79.25%
306	OK	ELLIS	HARRELL 7-4H	84.375%	71.6585%
307	TX	POLK	BLACK STONE N-3 NWD14	100%	75%
308	TX	ROBERTS	VOLLMERT, JC #11	34.9333%	30.2173%
309	TX	HEMPHILL	GEORGE B #5-28	45.124%	39.4835%
310	OK	ELLIS	SHANNON 1-8H	100%	78.7107%
311	OK	ELLIS	RIDER 9-2H	100%	78.8694%
312	OK	LATIMER	DEAR #1	55.1833%	42.5901%
313	OK	ELLIS	LAUREN 1-31H	100%	81.8357%
314	TX	POLK	BLACK STONE S-1 NWD15	75%	56.25%
315	OK	ELLIS	HOUGH 35-4H	100%	78.7742%

EXHIBIT A
SCHEDULE OF OIL AND GAS PROPERTIES TO BE MORTGAGED

	State	County	Name	WI	NRI
316	OK	CIMARRON	STEWART A #2 (NWD 08)	99.8096%	81.0953%
317	TX	GRAY	COMBS & WORLEY A LEASE	55.2464%	48.3406%
318	TX	HEMPHILL	ABRAHAM A #4026	73.2798%	60.1122%
319	OK	CLEVELAND	STATE #1-16 (LINN)	24.0055%	21.0048%
320	OK	HARPER	BENGSTON B #004	87.456%	76.524%
321	TX	CROCKETT	STATE YP #4-#16	99.5515%	82.9595%
322	TX	HEMPHILL	VOLLMERT C #6 (CNV PUD)	99.8096%	81.0953%
323	TX	HEMPHILL	ETHEREDGE A #1046U	51.0005%	42.5369%
324	OK	BEAVER	SAGER #1-8H(NWD 2013)	81.0621%	62.2951%
325	OK	ELLIS	BONSER 15 #2HT (CNVTD PUD)	34.9805%	32.3788%
326	OK	LATIMER	SCHARFF #9 CVTDPUD CECIL	25.0717%	19.5381%
327	TX	HANSFORD	LAIRD #3	98.5134%	86.1992%
328	OK	LATIMER	LIVELY #2-6	38.6417%	32.0278%
329	OK	GRADY	BRINKS 1-16	55.0281%	41.2711%
330	TX	ROBERTS	PARSELL RANCH 35-4A	46.45%	38.9756%
331	OK	STEPHENS	SAIRD 2	4.5%	18.675%
332	TX	ROBERTS	WATERFIELD C #12H (CNV PUD)	100%	88.2813%
333	OK	ROGER MILLS	WILSON A #2(NWD04)	90.5051%	73.2095%
334	TX	TYLER	WILDWOOD GU A-2 NWD07	99.6975%	75.0711%
335	OK	MCCLAIN	SOUTH CANADIAN LAND 1-11 (NWD10)	99.8759%	79.9546%
336	OK	ELLIS	RAYLYNN 1-35H	100%	78.7107%
337	TX	LIPSCOMB	MOHR #2,3,4	98.4337%	86.1295%
338	TX	HEMPHILL	SHELL #1 (NWD 99)	98.9479%	69.2635%
339	OK	ELLIS	GILSON 25-3H	90.6836%	70.1347%
340	TX	WHEELER	BYERS, RN UNIT #2302P	93.5707%	72.3806%
341	OK	CUSTER	FRAZIER #1-2	18.565%	17.4448%
342	TX	CRANE	GARY RANCH #1 CNVTD PUD	99.5012%	78.5111%
343	TX	OCHILTREE	HILL, SK UNIT #1	90.4936%	79.3304%
344	TX	LIPSCOMB	BOOTH, LINCOLN #3	99.7478%	70.4484%
345	OK	LATIMER	AUSTIN #1-36 NWD10	30.8573%	24.668%
346	OK	ROGER MILLS	MOORE 3-14H (NWD11)	14.9664%	12.131%
347	OK	LATIMER	COLVARD #2 (CVTDPUD)	63.52%	50.586%
348	OK	LATIMER	MARTIN #1	73.041%	58.0657%
349	TX	HEMPHILL	WEBB #3H (CNV PUD)	82.897%	62.1728%
350	OK	ELLIS	COLEEN 17-1H	100%	78.7107%
351	TX	HEMPHILL	FLOWERS A #1-27	100%	71.875%
352	TX	WHEELER	LANCASTER #3-58H (NWD 10)	17.6384%	14.7218%
353	OK	CADDO	HENRICKS #3-10 (NWD05)	15.5413%	11.6617%

EXHIBIT B

COMPLIANCE CERTIFICATE

BOKF, NA dba Bank of Oklahoma, as
Administrative Agent
Bank of Oklahoma Tower - 8th Floor/Energy Dept.
One Williams Center
Tulsa, Oklahoma 74192

This Compliance Certificate is delivered pursuant to Section 6.1(iii) of that certain Senior Credit Agreement, dated as of September 13, 2011 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among Unit Corporation, a Delaware corporation ("Unit") ("Unit" and the subsidiaries thereof signatory parties to the Credit Agreement, as borrowers, collectively the "Borrowers"), the Lenders (as therein defined), and BOKF, NA dba Bank of Oklahoma, as Administrative Agent for the Lenders. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

As used in this Compliance Certificate (including the Schedules attached hereto), "Quarterly Calculation Date" means the last day of the fiscal quarter ending ___________________, 201__.

The undersigned hereby certifies, represents and warrants as follows:

1. The undersigned is the chief financial officer of Unit and as such he or she is authorized to execute and deliver this Compliance Certificate on behalf of the Borrowers and their Subsidiaries (collectively, the "Credit Parties").

2. The undersigned has reviewed the activities of the Credit Parties with a view to determining whether the Credit Parties have fulfilled their respective obligations under the Loan Documents.

3. Except as set forth on Schedule I attached hereto, to the best knowledge of the undersigned, after due inquiry:

(a) each of the Credit Parties has complied with and is in compliance with all of the terms and provisions of each of the Loan Documents to which it is a party;

(b) all representations and warranties made by the Borrowers in the Credit Agreement are true and correct in all material respects as of the date hereof (other than representations and warranties which refer solely to an earlier specified date); and

(c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4. As of the Quarterly Calculation Date, the Borrowers were in compliance with the financial covenants set forth in Sections 8.1, 8.2 and 8.3 of the Credit Agreement, as demonstrated by the computations set forth in Schedule II attached hereto, calculated in accordance with GAAP to the extent applicable.

5. Schedule III attached hereto contains a complete and accurate list of all Material Subsidiaries of the Borrowers. The Borrowers have complied with Section 9.2 of the Credit Agreement by causing each of the Material Subsidiaries to become a party to the Subsidiary Guaranty.

IN WITNESS WHEREOF, I have executed this Certificate this ______ day of _____________________ 201__.

_____________________________________
_______________________________ (name)
Chief Financial Officer
Unit Corporation

SCHEDULE I
TO COMPLIANCE CERTIFICATE
(Disclosure of Defaults and Non-Compliance)

A.Nature of Default, Event of Default or terms of Loan Documents that have not been complied with in all material respects:

B. Steps being taken to correct such Default, Event of Default or noncompliance:

SCHEDULE II
TO COMPLIANCE CERTIFICATE

(Financial Covenant Calculations)

1. Calculation of Current Ratio (Section 8.1)
(To be calculated on a consolidated basis for Unit as of the Quarterly Calculation Date)

Current Assets (including Available	$_______________________
Aggregate Commitment)

Divided by: Current Liabilities	÷_______________________

Consolidated Current Ratio:	- _______________________
(must be equal to or greater than 1.0 to 1.0)

2. Consolidated Funded Debt-to-EBITDA Ratio (Section 8.2)
(To be calculated on a consolidated basis for Unit as of the Quarterly Calculation Date commencing with the fiscal quarter ending June 30, 2019 and for each fiscal quarter ending thereafter)

A. Consolidated Funded Debt	$_______________________

B. Consolidated EBITDA	$_______________________

C. Consolidated Funded Debt to	__________________ to 1.00
EBITDA Ratio (Ratio of Item A to
Item B)	(must not be greater than 4.00 to 1.00)

3. Senior Indebtedness-to-EBITDA Ratio (Section 8.3)
(To be calculated on a consolidated basis for Unit as of the Quarterly Calculation Date)

A. Senior Indebtedness	$_______________________

B. Consolidated EBITDA	$_______________________

C. Senior Indebtedness to	__________________ to 1.00
EBITDA Ratio (Ratio of Item A to
Item B)	(must not be greater than 2.75 to 1.00)

SCHEDULE III
TO COMPLIANCE CERTIFICATE

(Material Subsidiaries)

As of the Quarterly Calculation Date, the following constituted all of the Material
Subsidiaries of the Borrowers: